EXHIBIT 10.1

                Fifth Amended and Restated Joint Filing Agreement

     Agreement dated as of August 20, 1999, among MDB Capital Group LLC, Christopher A. Marlett, James D. Bowyer, Anthony DiGiandomenico, Dyana Williams Marlett, Leonard Rothstein and William C. Fioretti (collectively, the "Parties").

         Each of the Parties hereto represents to the other Parties that it is eligible to use Schedule 13D to report its beneficial interest in shares of common stock, $.01 par value per share, of Orion Acquisition Corp.
II. ("Schedule 13D") and it will file the Schedule 13D on behalf of itself.

         Each of the Parties agrees to be responsible for the timely filing of the Schedule 13D and any and all amendments thereto and for the completeness and accuracy of the information concerning itself contained in the Schedule 13D, and the other Parties to the extent it knows or has reason to believe that any information about the other Parties is inaccurate.


                              MDB Capital Group LLC

                               /s/ Christopher A. Marlett
                              --------------------------------------------------
                              By: Christopher A. Marlett, Authorized Signatory


                               /s/ Christopher A. Marlett
                              --------------------------------------------------
                              Christopher A. Marlett


                               /s/ James D. Bowyer
                              --------------------------------------------------
                              James D. Bowyer


                               /s/ Anthony DiGiandomenico
                              --------------------------------------------------
                              Anthony DiGiandomenico


                               /s/ Dyana Williams Marlett
                              --------------------------------------------------
                              Dyana Williams Marlett


                               /s/ Leonard Rothstein
                              --------------------------------------------------
                              Leonard Rothstein


                               /s/ William C. Fioretti
                              --------------------------------------------------
                              William C. Fioretti